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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 19, 1999 included in CCAir, Inc.'s Form 10-K for the year ended December 31, 1998, and to all references to our firm included in this registration statement.

Charlotte, North Carolina,
April 19, 1999